Statement of Additional Information
For
Variable Universal Life Insurance Policies

Issued By

Mutual of America Life Insurance Company

320 Park Avenue,
New York, New York 10022-6839
Through its

Separate Account No. 3

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2005, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus, And You Should Read It In Conjunction With The Prospectus For The Policies.

Dated: May 1, 2005

GENERAL INFORMATION AND HISTORY

We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide individual and group life insurance, annuities, and related services for the pension retirement and long range savings needs of organizations and their employees and individuals, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2004, we had total assets, on a consolidated basis, of approximately $11.5 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

PREMIUMS

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy's Account Balance is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

LOANS

The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

•  our guaranteed rate of interest under the terms of your Contract or Policy, if any, plus 1% per year, or

•  the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

•  We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

•  We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

•  We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

DISTRIBUTION OF THE POLICIES

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Balance in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

(a)    Investment Company Money Market Fund,

(b)    Investment Company Short-Term Bond Fund,

(c)    Investment Company Mid-Term Bond Fund,

(d)    Investment Company Bond Fund,

(e)    Scudder Bond Fund,

(f)    Investment Company Composite Fund,

(g)    Fidelity VIP Asset Manager(SM) Fund,

(h)    Calvert Social Balanced Fund,

(i)    Fidelity VIP Equity-Income Fund,

(j)    Investment Company All America Fund,

(k)    Investment Company Equity Index Fund,

(l)    Investment Company Mid-Cap Equity Index Fund,

(m)    Fidelity VIP Contrafund®,

(n)    Investment Company Aggressive Equity Fund,

(o)    Scudder Capital Growth Fund,

(p)    Scudder International Fund,

(q)    American Century VP Capital Appreciation Fund,

(r)    Investment Company Conservative Allocation Fund,

(s)    Investment Company Moderate Allocation Fund,

(t)    Aggressive Allocation Fund,

(u)    Investment Company Small Cap Value Fund,

(v)    Investment Company Small Cap Growth Fund,

(w)    Investment Company Mid Cap Value Fund,

(x)    Fidelity VIP Mid Cap Fund,

(y)    Oppenheimer Main Street Funds VA,

(z)    Vanguard Variable Insurance Fund Diversified Value Portfolio, and

(aa)    Vanguard Variable Insurance Fund International Portfolio

Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured's mortality risk. Mortality risk is actuarially determined based upon factors such as the insured's age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

YIELD AND PERFORMANCE INFORMATION

From time to time, we may advertise performance for the Separate Account Funds. The performance information we advertise reflects Separate Account charges and the current annual policy maintenance fee, but it does not reflect cost of insurance charges or charges for optional riders. In preparing performance information, we deduct the policy maintenance fee from each Separate Fund, calculated as a cost per $1,000 based on the average Account Balance for all Policies. For any Policyowner, the actual treatment of the policy maintenance fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance. You should refer to the Prospectus for additional information about Policy charges.

We also may report the performance of the Underlying Funds without the deduction of Separate Account expenses. These returns will be higher than the returns shown if all Separate Account expenses and cost of insurance charges were deducted. In addition, we may compare a Fund's figures to the performance of other variable annuity and variable life accounts tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but do not reflect deductions for administrative and management costs.

You should note that past performance is no guarantee of future results. Total return and yield for a Separate Account Fund will vary based on changes in market conditions and the performance of the Underlying Fund in which it invests. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

Money Market Fund

We may disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. We also may disclose the effective yield of the Money Market Fund of the Separate

Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distributions expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return.

The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2004 was 0.32%. This yield does not reflect cost of insurance charges but does reflect the $2 monthly charge.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity or variable life accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.This yield does not reflect cost of insurance charges.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner and do not reflect cost of insurance charges:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compounded rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1.

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Returns*
For Periods Ended December 31, 2004

Fund	One Year	Life of Fund
Investment Company Equity Index	8.60%	(4.87)%
Investment Company All America	6.20%	(6.38)%
Investment Company Mid-Cap Equity Index	14.08%	4.75%
Investment Company Aggressive Equity	3.43%	(3.65)%
Investment Company Composite	4.35%	(2.05)%
Investment Company Bond	2.65%	4.78%
Investment Company Mid-Term Bond	0.35%	3.91%
Investment Company Short-Term Bond	(0.34)%	2.67%
Conservative Allocation	2.72%	4.23%
Moderate Allocation	6.23%	10.39%
Aggressive Allocation	7.80%	16.00%
Scudder Capital Growth	5.95%	(9.47)%
Scudder Bond	3.39%	4.75%
Scudder International	14.34%	(9.77)%
Fidelity VIP Equity-Income	9.54%	3.40%
Fidelity VIP Contrafund	13.41%	(0.88)%
Fidelity VIP Asset Manager	3.58%	(1.29)%
Calvert Social Balanced	6.22%	(2.05)%
American Century VP Capital Appreciation	5.82%	(9.52)%

Cumulative Total Returns*
For Periods Ended December 31, 2004

Fund	One Year	Life of Fund
Investment Company Equity Index	8.60%	(21.10)%
Investment Company All America	6.20%	(26.86)%
Investment Company Mid-Cap Equity Index	14.08%	24.64%
Investment Company Aggressive Equity	3.43%	(16.16)%
Investment Company Composite	4.35%	(9.36)%
Investment Company Bond	2.65%	24.80%
Investment Company Mid-Term Bond	0.35%	19.95%
Investment Company Short-Term Bond	(0.34)%	13.29%
Conservative Allocation	2.72%	6.91%
Moderate Allocation	6.23%	17.30%
Aggressive Allocation	7.80%	27.06%
Scudder Capital Growth	5.95%	(37.63)%
Scudder Bond	3.39%	24.63%
Scudder International	14.34%	(38.60)%
Fidelity VIP Equity-Income	9.54%	17.20%
Fidelity VIP Contrafund	13.41%	(4.09)%
Fidelity VIP Asset Manager	3.58%	(5.97)%
Calvert Social Balanced	6.22%	(9.37)%
American Century VP Capital Appreciation	5.82%	(37.80)%

The Separate Account No. 3 Funds commenced operations on April 3, 2000. The Allocation Funds commenced operations May 20, 2003.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as cost per $1,000 based on the average Account Balance. For any Policyowner, the actual treatment of the monthly contract fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance.

The Small Cap Value, Small Cap Growth and Mid Cap Value Funds are not shown since they are commencing operations on or about July 1, 2005.

USE OF STANDARD & POOR'S INDICES

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Balance to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index or the S&P MidCap 400® index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500® index, the S&P MidCap 400® index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® index, the S&P MidCap 400® index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

*  Returns reflect the deduction of actual charges in effect for the periods shown.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 3 as of December 31, 2004 (and December 31, 2003 for the Statements of Changes in Net Assets) and Mutual of America Life Insurance Company as of December 31, 2004, and 2003 have been audited by our independent registered public accounting firm, KPMG LLP, New York, New York as stated in the independent registered public accounting firm's report appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2004 and 2003 for the Statements of Changes in Net Assets are included as follows:

Below are the consolidated financial statements of Mutual of America for the years ended December 31, 2004 and 2003:

You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 3 (comprised of the sub-accounts listed in note 1 and collectively referred to as "the Separate Account") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts included in the Mutual of America Separate Account No. 3 as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2005

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Bond Fund	Short-Term Bond Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund-$16,630 All America Fund-$983,017 Equity Index Fund-$940,285 Mid-Cap Equity Index Fund-$610,967 Bond Fund-$52,669 Short-Term Bond Fund-$5,665) (Notes 1 and 2)	$16,377	$767,240	$840,029	$740,232	$51,304	$5,539
Due From (To) General Account	100	(288)	(695)	608	61	31
Net Assets	$16,477	$766,952	$839,334	$740,840	$51,365	$5,570
Unit Value at December 31, 2004	$2.31	$8.42	$2.88	$1.63	$4.14	$1.54
Number of Units Outstanding at December 31, 2004	7,136	91,071	291,616	455,043	12,401	3,620
	Investment Company
	Mid-Term Bond Fund	Composite Fund	Aggressive Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Mid-Term Bond Fund-$34,740 Composite Fund-$235,480 Aggressive Equity Fund-$694,432 Conservative Allocation Fund-$411 Moderate Allocation Fund-$6,751 Aggressive Allocation Fund-$9,097) (Notes 1 and 2)	$34,168	$218,602	$638,236	$408	$6,595	$9,554
Due From (To) General Account	-	459	(538)	4	13	(119)
Net Assets	$34,168	$219,061	$637,698	$412	$6,608	$9,435
Unit Value at December 31, 2004	$1.69	$5.51	$2.81	$1.09	$1.19	$1.29
Number of Units Outstanding at December 31, 2004	20,227	39,725	226,768	379	5,543	7,306

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

	Scudder			American Century
	Bond Fund	Capital Growth Fund	International Fund	VP Capital Appreciation Fund
Assets:
Investments in Scudder Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: Scudder Bond Fund-$21,212 Scudder Capital Growth Fund-$1,431,209 Scudder International Fund-$298,168 American Century VP Capital Appreciation Fund-$211,457) (Notes 1 and 2)	$22,240	$1,089,321	$235,304	$130,807
Due From (To) General Account	(133)	(1,675)	(231)	706
Net Assets	$22,107	$1,087,646	$235,073	$131,513
Unit Value at December 31, 2004	$16.94	$32.43	$16.23	$13.46
Number of Units Outstanding at December 31, 2004	1,305	33,537	14,488	9,770
	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP II Contra Fund	VIP II Asset Manager Fund
Assets:
Investments in Calvert Social Balance Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund-$72,155 VIP Equity-Income Fund-$284,008 VIP II Contra Fund-$642,646 VIP II Asset Manager Fund-$178,784) (Notes 1 and 2)	$68,326	$315,212	$743,524	$180,391
Due From (To) General Account	(124)	1,083	1,742	860
Net Assets	$68,202	$316,295	$745,266	$181,251
Unit Value at December 31, 2004	$3.29	$38.46	$33.97	$26.51
Number of Units Outstanding at December 31, 2004	20,720	8,225	21,936	6,836

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Bond Fund	Short-Term Bond Fund
Investment Income and Expenses:
Income (Note 1):
Dividend income	$173	$82,601	$17,329	$22,245	$2,204	$135
Expenses (Note 3):
Fees and administrative expenses	413	9,809	9,246	5,951	1,204	115
Net Investment Income (Loss)	(240)	72,792	8,083	16,294	1,000	20
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investments	(49)	(53,317)	(12,948)	2,957	(160)	(7)
Net unrealized appreciation (depreciation) of investments	50	27,500	75,896	73,950	283	(44)
Net Realized and Unrealized Gain (Loss) on Investments	1	(25,817)	62,948	76,907	123	(51)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(239)	$46,975	$71,031	$93,201	$1,123	$(31)
	Investment Company
	Mid-Term Bond Fund	Composite Fund	Aggressive Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Income (Note 1):
Dividend income	$1,210	$5,272	$24,210	$16	$344	$531
Expenses (Note 3):
Fees and Administrative Expenses	559	3,857	6,621	-	2	43
Net Investment Income (Loss)	651	1,415	17,589	16	342	488
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investments	64	(5,688)	(8,993)	-	2	458
Net unrealized appreciation (depreciation) of investments	(488)	13,103	18,079	4	(166)	(71)
Net Realized and Unrealized Gain (Loss) on Investments	(424)	7,415	9,086	4	(164)	387
Net Increase (Decrease) in Net Assets Resulting From Operations	$227	$8,830	$26,675	$20	$178	$875

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004

	Scudder			American Century
	Bond Fund	Capital Growth Fund	International Fund	VP Capital Appreciation Fund
Investment Income and Expenses:
Income (Note 1):
Dividend income	$803	$5,497	$3,023	$-
Expenses (Note 3):
Fees and administrative expenses	450	9,413	2,090	1,248
Net Investment Income (Loss)	353	(3,916)	933	(1,248)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investments	7	(18,182)	(18,217)	(5,837)
Net unrealized appreciation (depreciation) of investments	234	91,557	47,045	14,712
Net Realized and Unrealized Gain (Loss) on Investments	241	73,375	28,828	8,875
Net Increase (decrease) In Net Assets Resulting From Operations	$594	$69,459	$29,761	$7,627
	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP II Contra Fund	VIP II Asset Manager Fund
Investment Income and Expenses:
Income (Note 1):
Dividends income	$1,119	$5,590	$2,317	$4,887
Expenses (Note 3):
Fees and administrative expenses	1,251	5,245	7,439	2,704
Net Investment Income (loss)	(132)	345	(5,122)	2,183
Net Realized and Unrealized Gain (loss) on Investments (Note 1):
Net realized gain (loss) on investments	(324)	295	5,977	(453)
Net unrealized appreciation (depreciation) of investments	4,616	26,448	92,158	4,997
Net Realized and Unrealized Gain (loss) on Investments	4,292	26,743	98,135	4,544
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,160	$27,088	$93,013	$6,727

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(240)	$(232)	$72,792	$(2,242)	$8,083	$2,146
Net realized gain (loss) on investments	(49)	(62)	(53,317)	(74,806)	(12,948)	(9,174)
Net unrealized appreciation (depreciation) of investments	50	35	27,500	266,358	75,896	162,688
Net Increase (Decrease) in Net Assets Resulting from Operations	(239)	(259)	46,975	189,310	71,031	155,660
From Unit Transactions:
Contributions	6,539	41,831	167,784	166,946	110,410	109,044
Withdrawals	-	(13)	(11,705)	(7,656)	(13,980)	(4,332)
Net Transfers	(4,719)	(40,493)	(203,990)	(169,381)	(83,857)	(36,000)
Net Increase (Decrease) from Unit Transactions	1,820	1,325	(47,911)	(10,091)	12,573	68,712
Net Increase (Decrease) in Net Assets	1,581	1,066	(936)	179,219	83,604	224,372
Net Assets:
Beginning of Year	14,896	13,830	767,888	588,669	755,730	531,358
End of Year	$16,477	$14,896	$766,952	$767,888	$839,334	$755,730
	Investment Company
	Mid-Cap Equity Index Fund		Bond Fund		Short-Term Bond Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$16,294	$198	$1,000	$1,610	$20	$59
Net realized gain (loss) on investments	2,957	(1,282)	(160)	(56)	(7)	27
Net unrealized appreciation (depreciation) of investments	73,950	136,853	283	698	(44)	(109)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,201	135,769	1,123	2,252	(31)	(23)
From Unit Transactions:
Contributions	78,576	72,359	15,946	15,953	1,632	1,447
Withdrawals	-	-	(3,075)	(2,380)	-	(103)
Net Transfers	13,645	(3,816)	(16,882)	(11,850)	(1,515)	(2,602)
Net Increase (Decrease) from Unit Transactions	92,221	68,543	(4,011)	1,723	117	(1,258)
Net Increase (Decrease) in Net Assets	185,422	204,312	(2,888)	3,975	86	(1,281)
Net Assets:
Beginning of Year	555,418	351,106	54,253	50,278	5,484	6,765
End of Year	$740,840	$555,418	$51,365	$54,253	$5,570	$5,484

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Mid-Term Bond Fund		Composite Fund		Aggressive Equity Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$651	$1,058	$1,415	$1,540	$17,589	$(5,294)
Net realized gain (loss) on investments	64	490	(5,688)	(8,801)	(8,993)	(6,976)
Net unrealized appreciation (depreciation) of investments	(488)	(1,056)	13,103	35,506	18,079	175,585
Net Increase (Decrease) in Net Assets Resulting from Operations	227	492	8,830	28,245	26,675	163,315
From Unit Transactions:
Contributions	7,671	8,579	60,134	56,826	81,107	71,614
Withdrawals	-	-	(8,348)	(5,256)	(14,074)	(8,850)
Net Transfers	(10,837)	(13,835)	(48,786)	(38,838)	(67,393)	(13,037)
Net Increase (Decrease) from Unit Transactions	(3,166)	(5,256)	3,000	12,732	(360)	49,727
Net Increase (Decrease) in Net Assets	(2,939)	(4,764)	11,830	40,977	26,315	213,042
Net Assets:
Beginning of Year	37,107	41,871	207,231	166,254	611,383	398,341
End of Year	$34,168	$37,107	$219,061	$207,231	$637,698	$611,383
	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2004	2003(a)	2004	2003(a)	2004	2003(a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$16	$20	$342	$9	$488	$162
Net realized gain (loss) on investments	-	-	2	-	458	13
Net unrealized appreciation (depreciation) of investments	4	(7)	(166)	10	(71)	528
Net Increase (Decrease) in Net Assets Resulting from Operations	20	13	178	19	875	703
From Unit Transactions:
Contributions	827	431	864	193	3,991	1,420
Withdrawals	-	-	-	-	-	-
Net Transfers	(978)	99	5,282	72	(4,788)	7,234
Net Increase (Decrease) from Unit Transactions	(151)	530	6,146	265	(797)	8,654
Net Increase (Decrease) in Net Assets	(131)	543	6,324	284	78	9,357
Net Assets:
Beginning of Year	543	-	284	-	9,357	-
End of Year	$412	$543	$6,608	$284	$9,435	$9,357

(a)  Commenced operations May 20, 2003.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Scudder
	Bond Fund		Capital Growth Fund		International Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$353	$362	$(3,916)	$(4,100)	$933	$(355)
Net realized gain (loss) on investments	7	8	(18,182)	(4,404)	(18,217)	(1,536)
Net unrealized appreciation (depreciation) of investments	234	155	91,557	197,914	47,045	45,978
Net Increase (Decrease) in Net Assets Resulting from Operations	594	525	69,459	189,410	29,761	44,087
From Unit Transactions:
Contributions	5,248	5,484	121,190	117,059	26,229	23,056
Withdrawals	(998)	(1,006)	(6,952)	(9,153)	(6,527)	(4,384)
Net Transfers	(2,293)	(2,460)	(57,840)	(5,535)	(27,211)	(550)
Net Increase (Decrease) from Unit Transactions	1,957	2,018	56,398	102,371	(7,509)	18,122
Net Increase (Decrease) in Net Assets	2,551	2,543	125,857	291,781	22,252	62,209
Net Assets:
Beginning of Year	19,556	17,013	961,789	670,008	212,821	150,612
End of Year	$22,107	$19,556	$1,087,646	$961,789	$235,073	$212,821

	American Century		Calvert
	VP Capital Appreciation Fund		Social Balanced Fund
	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$(1,248)	$(1,136)	$(132)	$121
Net realized gain (loss) on investments	(5,837)	(4,766)	(324)	(444)
Net unrealized appreciation (depreciation) of investments	14,712	26,813	4,616	9,525
Net Increase (Decrease) in Net Assets Resulting from Operations	7,627	20,911	4,160	9,202
From Unit Transactions:
Contributions	11,505	11,255	13,198	12,635
Withdrawals	(5,333)	(3,054)	(3,395)	(2,029)
Net Transfers	(8,997)	(7,786)	(9,878)	(6,820)
Net Increase (Decrease) from Unit Transactions	(2,825)	415	(75)	3,786
Net Increase (Decrease) in Net Assets	4,802	21,326	4,085	12,988
Net Assets:
Beginning of Year	126,711	105,385	64,117	51,129
End of Year	$131,513	$126,711	$68,202	$64,117

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Equity-Income Fund		VIP II Contra Fund		VIP II Asset Manager Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$345	$(431)	$(5,122)	$(3,811)	$2,183	$3,391
Net realized gain (loss) on investments	295	(432)	5,977	(16,978)	(453)	(865)
Net unrealized appreciation (depreciation) of investments	26,448	62,613	92,158	170,533	4,997	23,803
Net Increase (Decrease) in Net Assets Resulting from Operations	27,088	61,750	93,013	149,744	6,727	26,329
From Unit Transactions:
Contributions	57,265	50,560	84,354	82,894	21,494	29,875
Withdrawals	(8,389)	(3,468)	(12,902)	(20,154)	(2,654)	(12,563)
Net Transfers	(47,491)	(21,751)	(99,808)	(105,618)	(28,990)	(18,306)
Net Increase (Decrease) from Unit Transactions	1,385	25,341	(28,356)	(42,878)	(10,150)	(994)
Net Increase (Decrease) in Net Assets	28,473	87,091	64,657	106,866	(3,423)	25,335
Net Assets:
Beginning of Year	287,822	200,731	680,609	573,743	184,674	159,339
End of Year	$316,295	$287,822	$745,266	$680,609	$81,251	$184,674

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2004, 2003, 2002 and 2001.

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004		2003		2002	2001	2000*
Unit value, beginning of year	$2.30		$2.30		$2.28	$2.22	$2.13
Unit value, end of year	$2.31		$2.30		$2.30	$2.28	$2.22
Units outstanding, beginning of year (1)	6,477		6,019		5,020	8,275
Units Issued (1)	3,523		2,856		3,043	2,474
Units Redeemed (1)	(2,864)		(2,398)		(2,044)	(5,729)
Units Outstanding, end of year	7,136		6,477		6,019	5,020	8,275
Net Assets (1)	$16,477		$14,896		$13,830	$11,469
Expense Ratio (A)(1)	0.90	%(D)	0.90	%(D)	0.90%	0.90%
Investment Income Ratio (B)(1)	1.13%		1.08%		1.67%	3.80%
Total Return (C)(1)	0.40%		0.08%		0.57%	3.04%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004		2003		2002	2001	2000*
Unit value, beginning of year	$7.85		$5.96		$7.74	$9.46	$10.97
Unit value, end of year	$8.42		$7.85		$5.96	$7.74	$9.46
Units outstanding, beginning of year (1)	97,811		98,846		112,867	115,511
Units Issued (1)	22,877		30,163		29,776	44,187
Units Redeemed (1)	(29,617)		(31,198)		(43,797)	(46,831)
Units Outstanding, end of year	91,071		97,811		98,846	112,867	115,511
Net Assets (1)	$766,952		$767,888		$588,669	$873,831
Expense Ratio (A)(1)	0.90%		0.90%		0.90%	0.90%
Investment Income Ratio (B)(1)	1.21%		0.82%		0.81%	0.40%
Total Return (C)(1)	7.27%		31.82%		-23.08%	-18.12%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$2.62	$2.06	$2.67	$3.07	$3.48
Unit value, end of year	$2.88	$2.62	$2.06	$2.67	$3.07
Units outstanding, beginning of year (1)	288,018	257,511	234,984	208,558
Units Issued (1)	44,739	58,577	80,427	88,695
Units Redeemed (1)	(41,141)	(28,070)	(57,900)	(62,169)
Units Outstanding, end of year	291,616	288,018	257,511	234,984	208,558
Net Assets (1)	$839,334	$755,730	$531,358	$628,387
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.89%	1.54%	1.62%	3.40%
Total Return (C)(1)	9.69%	27.16%	-22.84%	-12.97%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$1.41	$1.05	$1.25	$1.28	$1.25
Unit value, end of year	$1.63	$1.41	$1.05	$1.25	$1.28
Units outstanding, beginning of year (1)	393,107	333,023	273,759	199,856
Units Issued (1)	82,169	71,911	87,067	99,881
Units Redeemed (1)	(20,233)	(11,827)	(27,803)	(25,978)
Units Outstanding, end of year	455,043	393,107	333,023	273,759	199,856
Net Assets (1)	$740,840	$555,418	$351,106	$343,399
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.08%	0.99%	1.75%	2.70%
Total Return (C)(1)	15.23%	34.01%	-15.95%	-1.96%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Bond Fund
	Years Ended December 31,
Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$3.99	$3.78	$3.57	$3.31	$3.17
Unit value, end of year	$4.14	$3.99	$3.78	$3.57	$3.31
Units outstanding, beginning of year (1)	13,580	13,313	12,500	9,131
Units Issued (1)	4,495	5,258	7,469	8,286
Units Redeemed (1)	(5,674)	(4,991)	(6,656)	(4,917)
Units Outstanding, end of year	12,401	13,580	13,313	12,500	9,131
Net Assets (1)	$51,365	$54,253	$50,278	$44,614
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	4.32%	5.24%	8.52%	10.20%
Total Return (C)(1)	3.68%	5.78%	5.81%	7.77%
	Investment Company Short-Term Bond Fund
	Years Ended December 31,
Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$1.53	$1.52	$1.46	$1.37	$1.30
Unit value, end of year	$1.54	$1.53	$1.52	$1.46	$1.37
Units outstanding, beginning of year (1)	3,588	4,463	3,204	2,979
Units Issued (1)	1,123	1,079	2,617	1,947
Units Redeemed (1)	(1,091)	(1,954)	(1,358)	(1,722)
Units Outstanding, end of year	3,620	3,588	4,463	3,204	2,979
Net Assets (1)	$5,570	$5,484	$6,765	$4,652
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	2.47	2.96%	3.33%	5.50%
Total Return (C)(1)	0.66%	0.84%	4.10%	6.49%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$1.67	$1.64	$1.51	$1.38	$1.34
Unit value, end of year	$1.69	$1.67	$1.64	$1.51	$1.38
Units outstanding, beginning of year (1)	22,265	25,589	5,767	3,205
Units Issued (1)	5,420	6,692	24,344	4,689
Units Redeemed (1)	(7,458)	(10,016)	(4,522)	(2,127)
Units Outstanding, end of year	20,227	22,265	25,589	5,767	3,205
Net Assets (1)	$34,168	$37,107	$41,871	$8,682
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	3.42%	3.30%	5.38%	3.88%
Total Return (C)(1)	1.36%	1.85%	8.69%	9.46%
	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$5.23	$4.46	$4.87	$5.52	$5.80
Unit value, end of year	$5.51	$5.23	$4.46	$4.87	$5.52
Units outstanding, beginning of year (1)	39,610	37,237	34,777	32,563
Units Issued (1)	12,291	13,636	16,351	22,937
Units Redeemed (1)	(12,176)	(11,263)	(13,891)	(20,723)
Units Outstanding, end of year	39,725	39,610	37,237	34,777	32,563
Net Assets (1)	$219,061	$207,231	$166,254	$169,448
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	2.49%	2.64%	-3.48%	7.60%
Total Return (C)(1)	5.40%	17.18%	-8.33%	-11.79%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Aggressive Equity Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$2.69	$1.95	$2.47	$2.79	$3.20
Unit value, end of year	$2.81	$2.69	$1.95	$2.47	$2.79
Units outstanding, beginning of year (1)	227,130	204,400	200,960	173,281
Units Issued (1)	37,115	44,210	50,916	59,555
Units Redeemed (1)	(37,477)	(21,480)	(47,476)	(31,876)
Units Outstanding, end of year	226,768	227,130	204,400	200,960	173,281
Net Assets (1)	$637,698	$611,383	$398,341	$496,849
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	-	-	-	0.50%
Total Return (C)(1)	4.47%	38.12%	-21.18%	-11.43%

	Investment Company
	Conservative Allocation Fund			Moderate Allocation Fund			Aggressive Allocation Fund
Selected Per Unit And Supplementary Data:	Year Ended December 31, 2004	Period Ended December 31, 2003**		Year Ended December 31, 2004	Period Ended December 31, 2003**		Year Ended December 31, 2004	Period Ended December 31, 2003**
Unit value, beginning of period	$1.05	$1.00		$1.11	$1.00		$1.19	$1.00
Unit value, end of period	$1.09	$1.05		$1.19	$1.11		$1.29	$1.19
Units outstanding, beginning of period (1)	518	-		256	-		7,889	-
Units Issued (1)	804	518		5,417	282		5,134	8,230
Units Redeemed (1)	(943)	-		(130)	(26)		(5,717)	(341)
Units Outstanding, end of period	379	518		5,543	256		7,306	7,889
Net Assets (1)	$412	$543		$6,608	$284		$9,435	$9,357
Expense Ratio (A)(1)	0.90%	0.90%		0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)(1)	2.60%	16.95	%(D)	11.49%	-		2.33%	5.29	%(D)
Total Return (C)(1)	3.75%	4.73	%(E)	7.30%	11.11	%(E)	8.89%	18.61	%(E)

*  Commenced operations April 3, 2000.

**  Commenced operations May 20, 2003.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Scudder Bond Fund
	Years Ended December 31,
Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$16.22	$15.58	$14.60	$13.94	$12.97
Unit value, end of year	$16.94	$16.22	$15.58	$14.60	$13.94
Units outstanding, beginning of year (1)	1,206	1,092	906	529
Units Issued (1)	393	413	591	638
Units Redeemed (1)	(294)	(299)	(405)	(261)
Units Outstanding, end of year	1,305	1,206	1,092	906	529
Net Assets (1)	$22,107	$19,556	$17,013	$13,233
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	3.90%	4.03%	6.09%	3.90%
Total Return (C)(1)	4.43%	4.11%	6.68%	4.79%
	Scudder Capital Growth Fund
	Years Ended December 31,
Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$30.30	$24.10	$34.34	$42.97	$49.54
Unit value, end of year	$32.43	$30.30	$24.10	$34.34	$42.97
Units outstanding, beginning of year (1)	31,737	27,801	24,693	21,974
Units Issued (1)	4,133	5,036	5,272	4,923
Units Redeemed (1)	(2,333)	(1,100)	(2,164)	(2,204)
Units Outstanding, end of year	33,537	31,737	27,801	24,693	21,974
Net Assets (1)	$1,087,646	$961,789	$670,008	$847,963
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	0.54%	0.42%	0.33%	13.80%
Total Return (C)(1)	7.02%	25.75%	-29.82%	-20.08%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Scudder International Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$14.05	$11.10	$13.72	$20.02	$25.18
Unit value, end of year	$16.23	$14.05	$11.10	$13.72	$20.02
Units outstanding, beginning of year (1)	15.148	13,572	12,459	11,288
Units Issued (1)	2,564	2,359	2,838	3,714
Units Redeemed (1)	(3,224)	(783)	(1,725)	(2,543)
Units Outstanding, end of year	14,488	15,148	13,572	12,459	11,288
Net Assets (1)	$235,073	$212,821	$150,612	$170,911
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.38%	0.75%	0.84%	23.10%
Total Return (C)(1)	15.48%	26.60%	-19.10%	-31.48%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$12.59	$10.52	$13.44	$18.82	$20.62
Unit value, end of year	$13.46	$12.59	$10.52	$13.44	$18.82
Units outstanding, beginning of year (1)	10,061	10,015	9,580	8,928
Units Issued (1)	982	1,291	1,844	3,198
Units Redeemed (1)	(1,273)	(1,245)	(1,409)	(2,546)
Units Outstanding, end of year	9,770	10,061	10,015	9,580	8,928
Net Assets (1)	$131,513	$126,711	$105,385	$128,755
Expense Ratio (A)(1)	0.65%	0.65%	0.65%	0.70%
Investment Income Ratio (B)(1)	-	-	-	37.50%
Total Return (C)(1)	6.88%	19.69%	-21.71%	-28.57%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$3.07	$2.59	$2.98	$3.23	$3.46
Unit value, end of year	$3.29	$3.07	$2.59	$2.98	$3.23
Units outstanding, beginning of year (1)	20,898	19,705	22,799	17,452
Units Issued (1)	4,688	5,996	6,840	11,598
Units Redeemed (1)	(4,866)	(4,803)	(9,934)	(6,251)
Units Outstanding, end of year	20,720	20,898	19,705	22,799	17,452
Net Assets (1)	$68,202	$64,117	$51,129	$67,947
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.67%	2.01%	2.39%	6.20%
Total Return (C)(1)	7.28%	18.25%	-12.94%	-7.78%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$34.76	$26.89	$32.63	$34.61	$31.31
Unit value, end of year	$38.46	$34.76	$26.89	$32.63	$34.61
Units outstanding, beginning of year (1)	8,280	7,466	7,456	6,455
Units Issued (1)	1,852	2,382	3,087	3,144
Units Redeemed (1)	(1,907)	(1,568)	(3,077)	(2,143)
Units Outstanding, end of year	8,225	8,280	7,466	7,456	6,455
Net Assets (1)	$316,295	$287,822	$200,731	$243,305
Expense Ratio (A)(1)	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)(1)	1.53%	1.70%	3.96%	6.20%
Total Return (C)(1)	10.64%	29.29%	-17.61%	-5.72%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
FINANCIAL HIGHLIGHTS (Continued)

	Fidelity VIP II Contra Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$29.66	$23.27	$25.88	$29.73	$33.78
Unit value, end of year	$33.97	$29.66	$23.27	$25.88	$29.73
Units outstanding, beginning of year (1)	22,948	24,653	22,828	19,053
Units Issued (1)	4,146	3,985	5,288	9,044
Units Redeemed (1)	(5,158)	(5,690)	(3,463)	(5,269)
Units Outstanding, end of year	21,936	22,948	24,653	22,828	19,053
Net Assets (1)	$745,266	$680,609	$573,743	$590,786
Expense Ratio (A)(1)	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)(1)	0.33%	0.47%	0.80%	3.30%
Total Return (C)(1)	14.55%	27.44%	-10.07%	-12.95%
	Fidelity VIP II Asset Manager Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2004	2003	2002	2001	2000*
Unit value, beginning of year	$25.34	$21.65	$23.91	$25.14	$26.89
Unit value, end of year	$26.51	$25.34	$21.65	$23.91	$25.14
Units outstanding, beginning of year (1)	7,288	7,359	7,270	3,029
Units Issued (1)	925	1,537	1,750	8,058
Units Redeemed (1)	(1,377)	(1,608)	(1,661)	(3,817)
Units Outstanding, end of year	6,836	7,288	7,359	7,270	3,029
Net Assets (1)	$181,251	$184,674	$159,339	$173,863
Expense Ratio (A)(1)	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)(1)	2.73%	3.41%	3.95%	3.30%
Total Return (C)(1)	4.63%	17.03%	-9.46%	-4.86%

*  Commenced operations April 3, 2000.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 3 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. On that date, the following Mutual of America Separate Account No. 3 funds became available as investment alternatives: Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, American Century VP Capital Appreciation Fund, Calvert Social Balanced Fund, Fidelity Investments Equity-Income, Fidelity Investments Contrafund and Fidelity Investments Asset Manager Funds. On May 20, 2003 the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 3 as investment alternatives. There are currently twenty investment funds available to Separate Account No. 3. Mutual of America Separate Account No. 3 funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company"), portfolios of Scudder Variable Series I ("Scudder"), a fund of American Century Variable Portfolios Inc. ("American Century"), the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert") and portfolios of Fidelity Variable Insurance Products Funds ("Fidelity").

Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with accounting principles generally accepted in the United States of America:

Investment Valuation - Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as "Underlying Funds" of Separate Account No. 3.

Investment Income - Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 3 has no impact on their respective unit values.

Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Federal Income Taxes - Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 2004 are as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund:	13,821	$1.19
All America Fund	374,842	2.05
Equity Index Fund	396,888	2.12
Mid-Cap Equity Index Fund	506,546	1.46
Bond Fund	39,744	1.29
Short-Term Bond Fund	5,419	1.02
Mid-Term Bond Fund	36,171	0.94
Composite Fund	150,009	1.46
Aggressive Equity Fund	363,530	1.76
Conservative Allocation Fund	400	1.02
Moderate Allocation Fund	5,946	1.11
Aggressive Allocation Fund	7,896	1.21
Scudder Portfolios:
Bond Portfolio	3,120	7.13
Capital Growth Portfolio - Class "A"	69,518	15.67
International Portfolio - Class "A"	24,771	9.50
American Century VP Capital Appreciation Fund	17,079	7.66
Calvert Social Balanced Portfolio	36,500	1.87
Fidelity Portfolios:
Equity-Income - "Initial" Class	12,425	25.37
Contrafund - "Initial" Class	27,932	26.62
Asset Manager - "Initial" Class	12,149	14.85

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

Administrative Fees and Expenses and Cost of Insurance - In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is .15% and each Fidelity fund, for which the rate is .30%) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly and reflected as net transfers in the accompanying financial statements.

Mortality and Expense Risk Fees - The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts daily a mortality risk charge at an annual rate of .35%, from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Investment Company Money Market Fund's expenses were reduced at an annual rate of 0.20%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
March 4, 2005

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2004 AND 2003

	2004	2003
ASSETS
General account assets
Bonds and notes	$5,465,227,732	$5,420,717,807
Common stocks	340,246,900	322,861,071
Preferred stocks	18,485,566	23,557,073
Cash and short-term investments	28,080,993	20,819,648
Guaranteed funds transferable	74,939,182	79,086,400
Mortgage loans	9,506,480	10,480,883
Real estate	290,747,953	290,453,113
Policy loans	92,190,699	89,487,408
Other invested assets	3,089,030	3,383,369
Investment income accrued	68,385,048	90,955,501
Deferred federal income taxes	28,303,209	36,230,124
Other assets	15,519,570	10,873,721
Total general account assets	6,434,722,362	6,398,906,118
Separate account assets	5,053,544,738	4,603,281,225
TOTAL ASSETS	$11,488,267,100	$11,002,187,343
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,464,448,304	$5,468,210,859
Other contractholders liabilities and reserves	9,857,638	10,496,797
Interest maintenance reserve	156,436,735	175,096,565
Other liabilities	51,411,385	48,886,678
Total general account liabilities	5,682,154,062	5,702,690,899
Separate account reserves and other liabilities	5,053,544,738	4,603,281,225
Total liabilities	10,735,698,800	10,305,972,124
Asset valuation reserve	75,851,775	68,588,270
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	675,566,525	626,476,949
Total surplus	676,716,525	627,626,949
TOTAL LIABILITIES AND SURPLUS	$11,488,267,100	$11,002,187,343

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
INCOME
Premium and annuity considerations	$1,067,133,581	$1,062,517,867
Life and disability insurance premiums	20,294,557	20,946,089
Total considerations and premiums	1,087,428,138	1,083,463,956
Separate account investment and administration fees	42,964,547	36,502,761
Net investment income	369,544,868	397,570,011
Other, net	2,878,358	1,931,143
Total income	1,502,815,911	1,519,467,871
DEDUCTIONS
Change in insurance and annuity reserves	151,944,970	300,436,948
Annuity and surrender benefits	1,125,505,837	985,382,322
Death and disability benefits	15,389,344	14,836,638
Operating expenses	157,746,433	162,573,441
Total deductions	1,450,586,584	1,463,229,349
Net gain before dividends	52,229,327	56,238,522
Dividends to contractholders and policyholders	(74,049)	(261,568)
Net gain from operations	52,155,278	55,976,954
Federal income tax benefit	566,534	1,992,732
Net realized capital losses	(38,387,747)	(28,304,759)
Net income	14,334,065	29,664,927
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(7,263,505)	(45,412,990)
Unrealized capital gains (losses), net	63,163,928	83,606,814
Non-admitted assets and other, net	(12,481,469)	(19,337,214)
Net deferred income tax asset	(8,482,443)	2,064,593
Minimum pension liability and other, net	(181,000)	9,879,331
Net change in surplus	49,089,576	60,465,461
SURPLUS
Beginning of year	627,626,949	567,161,488
End of year	$676,716,525	$627,626,949

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH PROVIDED
Premium and annuity funds received	$1,086,978,321	$1,083,568,072
Investment income received	357,258,550	344,719,532
Separate account investment and administrative fees	45,769,587	36,492,429
Other, net	858,604	2,661,738
Total receipts	1,490,865,062	1,467,441,771
Benefits paid	1,198,490,384	1,062,935,115
Insurance and operating expenses paid	157,838,432	163,476,454
Net transfers to separate accounts	40,935,929	111,954,617
Total payments	1,397,264,745	1,338,366,186
Net cash provided by operations	93,600,317	129,075,585
Proceeds from long-term investments sold, matured or repaid	2,031,384,301	3,056,512,055
Other, net	757,835	13,016,239
Total cash provided	2,125,742,453	3,198,603,879
CASH APPLIED
Cost of long-term investments acquired	1,993,179,368	3,054,298,272
Other, net	125,301,740	148,323,711
Total cash applied	2,118,481,108	3,202,621,983
Net change in cash and short-term investments	7,261,345	(4,018,104)
CASH AND SHORT-TERM INVESTMENTS
Beginning of year	20,819,648	24,837,752
End of year	$28,080,993	$20,819,648

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2004, are reflected in the accompanying consolidated statutory financial statements.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments - Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its bonds

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies (Continued)

for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Common and Preferred Stocks - At December 31, 2004 and 2003 common stocks include $133.6 million and $123.2 million, respectively invested in the Mutual of America Institutional Funds and $206.6 million and $199.7 million invested in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

Guaranteed Funds Transferable - Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

Mortgage Loans - Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2004 and 2003.

Real Estate - Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $88.3 million and $79.1 million at December 31, 2004 and 2003, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans - Policy loans are stated at the unpaid principal balance of the loan.

Other Assets - Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.2 billion and $1.3 billion at December 31, 2004 and 2003, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies (Continued)

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2004 and 2003, averaged 3.00% and 3.19%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.6 billion and $3.5 billion at December 31, 2004 and 2003, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.5 billion at both December 31, 2004 and 2003, are accumulated at various guaranteed interest rates, which during 2004 and 2003 averaged 7.21% and 7.09%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During 2004 and 2003, such charges were equal to approximately .90%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $5.1 billion and $4.6 billion at December 31, 2004 and 2003, respectively, are subject to discretionary withdrawal at market value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies (Continued)

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2003 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2004 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2004 and 2003 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		NAIC
December 31, 2004 (in millions)	Value	Gains	Losses	Market Value
Fixed maturities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,236.5	$48.5	$23.6	$3,261.4
Obligations of states and political subdivisions	14.6	2.6	-	17.2
Debt securities issued by foreign governments	39.5	2.8	-	42.3
Corporate securities	2,189.6	90.5	6.8	2,273.3
Total	$5,480.2	$144.4	$30.4	$5,594.2

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

2. Investments (Continued)

	Statement	Gross Unrealized		NAIC Market
December 31, 2003 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,221.1	$26.3	$6.1	$3,241.3
Obligations of states and political subdivisions	14.1	2.2	-	16.3
Debt securities issued by foreign governments	41.8	2.4	-	44.2
Corporate securities	2,149.1	88.4	7.7	2,229.8
Total	$5,426.1	$119.3	$13.8	$5,531.6

Approximately 39.0% and 41.2% of total fixed maturity securities at December 31, 2004 and 2003, respectively, are direct or collateralized obligations of Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), of which approximately 85.0% in both years are collateralized mortgage backed securities. Short-term fixed maturity securities with a statement value and NAIC market value of $15.0 million and $5.4 million at December 31, 2004 and 2003, respectively, are included in the above tables. At December 31, 2004, and 2003 the Company had $3.6 million and $3.3 million (par value $3.6 million and $3.3 million), respectively, of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2004 and 2003 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2004	2003	Change
Equity securities (common and preferred stock)	$(30.0)	$(63.2)	$33.2
Bonds and notes	(9.3)	(39.3)	30.0
Other invested assets	(1.1)	(1.1)	-
Net unrealized (depreciation) appreciation	$(40.4)	$(103.6)	$63.2

The unrealized depreciation related to the Company's common equity and bond portfolios improved by $33.2 million and $30.0 million, respectively during the year as shown above. The net unrealized depreciation of $30.0 million for equity securities at December 31, 2004 consists of $53.6 million of gross unrealized losses and $23.6 million of gross unrealized gains. The gross unrealized losses of $53.6 million are predominantly greater than twelve months old. The net unrealized depreciation of $9.3 million for bonds is greater than twelve months old. However, this amount reflects the lowest NAIC market price assigned to the bond since it defaulted, and is not necessarily an indication of the current market value of these bonds.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

2. Investments (Continued)

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2004 and 2003 were as follows:

December 31 (in millions)	2004	2003
Bonds and notes	$(30.6)	$(30.1)
Equity securities (common and preferred stock)	(7.8)	1.8
Net realized capital gains (losses)	$(38.4)	$(28.3)

The 2004 bond losses arose primarily from the involuntary redemption of previously defaulted securities by their issuer in connection with emerging from Chapter 11 bankruptcy protection pursuant to a final approved reorganization plan. The 2003 bond losses resulted primarily from the involuntary redemption of several bonds that defaulted and were reflected in surplus, toward the end of 2002. The 2003 realized capital losses shown above for the bonds also include other than temporary impairment write-downs of $9.9 million. There was one bond default in 2003, resulting in a $1.6 million other than temporary impairment loss. There were no new defaults during 2004. Since the majority of the 2004 and 2003 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. Other than temporary impairment write-downs related to equity securities owned in the General Account's S&P 500 Index portfolio were $8.8 million and $2.5 million in 2004 and 2003, respectively. Since these losses had previously been recognized as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of these write downs. There were no losses recognized on mortgage loans in 2004 and 2003.

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2004 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2004 (in millions)	Statement Value	NAIC Market Value
Due in one year or less	$534.1	$544.9
Due after one year through five years	1,980.0	2,023.1
Due after five years through ten years	1,051.7	1,073.0
Due after ten years	1,914.4	1,953.2
Total	$5,480.2	$5,594.2

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

2. Investments (Continued)

Realized Investment Gains - Fixed Maturity Securities

Sales of investments in fixed maturity securities resulted in $4.7 million and $22.9 million of net gains being accumulated in IMR in 2004 and 2003, respectively, as follows:

December 31 (in millions)	2004	2003
Fixed maturity securities
Proceeds	$2,410.6	$3,550.0
Gross realized gains	9.5	24.9
Gross realized losses	(4.8)	(2.0)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2004 and 2003, $23.4 million and $27.4 million, respectively, of the IMR was amortized and included in net investment income.

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $74.9 million and $79.1 million at December 31, 2004 and 2003, respectively. The actual interest and other allocated investment earnings on these funds amounted to $7.8 million and $5.7 million in 2004 and 2003, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.3 million in both 2004 and 2003.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

5. Pension Plan and Postretirement Benefits (Continued)

whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Service cost	$9.2	$9.5	$1.2	$1.2
Interest cost on PBO	11.5	11.2	2.0	2.0
Expected return on plan assets	(15.0)	(12.8)	-	-
Prior services costs	-	-	(.1)	-
Amortization of unrecognized net loss	7.2	9.3	.5	.5
Net benefit expense	$12.9	$17.2	$3.6	$3.7

The changes in the projected benefit obligation and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Change in Projected Benefit Obligation (PBO)
PBO, beginning of year	$180.8	$161.6	$31.6	$32.0
Service cost	9.2	9.5	1.2	1.2
Interest cost	11.5	11.2	2.0	2.0
Plan amendment	-	.8	(1.8)	-
Change in assumptions	13.1	-	4.7	(4.8)
Actuarial loss (gain)	(6.0)	7.5	-	2.3
Benefits and expenses paid	(9.9)	(9.8)	(1.1)	(1.1)
PBO, end of year	$198.7	$180.8	$36.6	$31.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

5. Pension Plan and Postretirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Change in Plan Assets
Plan assets, beginning of year	$137.5	$102.0	$-	$-
Employer contributions	24.0	25.0	-	-
Return on plan assets	11.7	20.3	-	-
Benefits and expenses paid	(9.9)	(9.8)	-	-
Plan assets, end of year	163.3	137.5	-	-
Plan assets (lower than) in excess of PBO	$(35.4)	$(43.3)	$(36.6)	$(31.6)

At December 31, 2004, all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2004 and 2003, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Plan assets (lower than) in excess of PBO	$(35.4)	$(43.3)	$(36.6)	$(31.6)
Unrecognized prior service cost	2.2	2.7	(1.7)	-
Unrecognized net loss from past experience different from that assumed	95.8	92.1	14.1	9.9
Prepaid (accrued) benefit cost, end of year	$62.6	$51.5	$(24.2)	$(21.7)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $125.8 million and $110.2 million at December 31, 2004 and 2003, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $114.5 million and $98.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004 the accumulated benefit obligation of the non-qualified defined benefit pension plans exceeded the fair value of plan assets by $.2 million. As such, the Company recorded an additional minimum liability of $.2 million, which was reflected as a direct reduction of the Company's surplus at December 31, 2004. At December 31, 2003, the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, $13.6 million of the additional minimum pension liability established prior to 2003 was reduced and recorded as a direct increase to unassigned surplus.

During 2004 and 2003, the Company made contributions to the qualified plan of $14.0 million and $22.0 million, respectively. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2005. Benefits expected to be paid from these plans total $19.8 million in 2005, $4.6 million in 2006, $11.3 million in 2007, $7.7 million in 2008 and $25.0 million in 2009. The aggregate benefits expected to be paid in 2010 through 2014 total approximately $108.0

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

5. Pension Plan and Postretirement Benefits (Continued)

million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2004.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits		Other Benefits
Weighted average assumptions at December 31	2004	2003	2004	2003
Discount rate	6.00%	6.50%	6.00%	6.50%
Rate of compensation increase	4.23%	4.23%	4.00%	4.00%
Expected return on plan assets	10.50%	10.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 6.50%, 4.23% and 10.50%, respectively, in both 2004 and 2003. The Company's overall expected long-term rate of return on plan assets is 10.50%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.5% for 2005 and is expected to decrease by .5% each year thereafter until 2009 at which time it will remain constant at 5.0%. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated post-retirement obligation for the plan as of December 31, 2004, by $4.2 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2004 by $.5 million.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.1 million and $1.8 million in 2004 and 2003, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios.

6. Commitments and Contingencies

Rental expenses were $21.5 million and $21.2 million in 2004 and 2003, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.3 million in 2005, $2.7 million in 2006, $2.3 million in 2007, $2.0 million in 2008, $1.8 million in 2009, and $5.5

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

6. Commitments and Contingencies (Continued)

million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements. The Company, however, is involved in a lawsuit against John Hancock Life Insurance Company ("Hancock"), seeking consideration distributed upon Hancock's reorganization as a stock life insurer in 2000. The matter has recently been submitted to the Court for a decision. If the decision is in the Company's favor, the Company believes the consideration received would have a significant favorable effect on the Company's 2005 results of operations and its financial condition.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statutory statement of financial condition are as follows:

	December 31, 2004	December 31, 2003
	(in millions)
Mutual of America
Total of gross deferred tax assets	$390.0	$409.6
Total of deferred tax liabilities	(47.7)	(45.4)
Net deferred tax asset	342.3	364.2
Deferred tax asset non-admitted	(320.1)	(333.5)
Net admitted deferred tax asset	$22.2	$30.7
Non-Insurance Subsidiaries
Net deferred income tax assets	6.1	5.5
Total deferred tax asset	$28.3	$36.2

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

7. Federal Income Taxes (Continued)

As shown above, Mutual of America's net admitted deferred tax asset decreased by $8.5 million during 2004. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized by Mutual of America as of December 31, 2004 and 2003. The federal income tax benefits of $.6 million and $2.0 million in 2004 and 2003, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2004, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $195.9 million expiring at various dates between 2008 and 2025, and capital loss carry forwards of $81.6 million expiring in 2005 through 2009. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2004 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,465.2	$5,579.2
Common stocks	340.2	340.2
Preferred stocks	18.5	18.5
Cash and short-term investments	28.1	28.1
Guaranteed funds transferable	74.9	69.7
Mortgage loans	9.5	9.5
Policy loans	92.2	92.2
LIABILITIES
Insurance and annuity reserves	$5,464.4	$5,646.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

8. Fair Value of Financial Instruments (Continued)

December 31, 2003 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,420.7	$5,526.2
Common stocks	322.9	322.9
Preferred stocks	23.6	23.6
Cash and short-term investments	20.8	20.8
Guaranteed funds transferable	79.1	76.9
Mortgage loans	10.5	10.8
Policy loans	89.5	89.5
LIABILITIES
Insurance and annuity reserves	$5,468.2	$5,669.0

Fixed Maturities and Equity Securities - Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments - The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Mortgage Loans - Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans - The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves - Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.2 billion and $1.3 billion at December 31, 2004 and 2003, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.73% and 4.83% were used at December 31, 2004 and 2003, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.